                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                   ----------------

                                       FORM 8-K

Pursuant to Section 12 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event report) December 24, 1996
                                               -----------------

                          PACIFIC GATEWAY PROPERTIES, INC.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in its charter)


            NEW YORK                    1-8692               04-2816560
-------------------------------   ------------------  --------------------------
(State or other jurisdiction of      (Commission            (IRS Employer
         incorporation               File Number)         Identification No.)


ONE RINCON CENTER, 101 SPEAR STREET, SUITE 215, SAN FRANCISCO, CA 94105
-------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including are code  (415)543-8600

                                    Not Applicable
-------------------------------------------------------------------------------
                (Former name or former address and former fiscal year,
                            if changed since last report)

                                    Not Applicable
-------------------------------------------------------------------------------
            (Former name or former address, if changed since last report)

Item 2.  DISPOSITION OF ASSET.

    On December 11, 1996, the Registrant's 100% interest in Radisson Suites Hotel in Tucson, Arizona, was sold by the Registrant for $21,307,000 pursuant to a Purchase and Sale Agreement dated October 18, 1995.

    After selling costs and payoff of the underlying mortgage of $12,011,000, the Registrant realized pre-tax net proceeds of approximately $7,988,000 from the sale. The sale of the hotel will result in a gain of approximately $6,000,000 for financial reporting purposes in the fourth quarter of 1996.

     The foregoing is only a summary of certain principal terms and conditions of the Redemption and Purchase Agreements. A copy of the Redemption and Purchase Agreements is filed as an Exhibit to this Current Report on Form 8-K and incorporated herein by this reference. The foregoing description is subject in all respects to the terms and conditions of such Exhibits.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b) Pro Forma Financial Information (Unaudited)

         EXHIBITS

    1.1  Press Release Dated February 14, 1996

    1.2  Press Release Dated December 12, 1996

    1.3 Purchase and Sale Agreement dated October 18, 1995 between Registrant and Thayer Hotel Investments L.P.**


** Exhibit 1.3 is being filed in paper pursuant to reg. 201 ST.

ITEM 7 (b)

The following unaudited pro forma financial information has been prepared to reflect the December 11, 1996 closure of the sale of the Radisson Suites Hotel as if (i) the sale had occurred as of September 30, 1996 for pro forma consolidated condensed balance sheet purposes and (ii) the sale had occurred as of January 1, 1995 for pro forma consolidated condensed statement of income (loss) purposes. The unaudited pro forma consolidated condensed financial statements should be read in connection with the historical financial statements and notes thereto of the Registrant included in the Registrant's separately filed Form 10-K and Form 10-Q. In the opinion of management, the pro forma consolidated condensed financial information provides for all adjustments necessary to reflect the effects of the Radisson Suites Hotel sale.

The pro forma information is unaudited and is not necessarily indicative of the consolidated results that would have occurred if the transactions and adjustments reflected therein had been consummated in the period or on the date presented, or on any particular date in the future, nor does it purport to represent the financial position, results of operations or changes in cash flows for future periods.

                           PACIFIC GATEWAY PROPERTIES, INC.
                         CONSOLIDATED CONDENSED BALANCE SHEET
                               AS OF SEPTEMBER 30, 1996
                         (IN THOUSANDS, EXCEPT SHARE AMOUNTS)
                                      (UNAUDITED)

                                              HISTORICAL     ADJUSTMENTS      PRO FORMA
                                              ----------     -----------      ---------
ASSETS
Cash and short-term investments                $  2,665       $  7,235 (1)     $  9,900
Cash reserved for capital
improvements                                        174                             174
Accounts receivable                                 169                             169
Prepaid taxes                                       193                             193
Other current assets                                163                             163
Investment properties:
  Land                                            5,481                           5,481
  Buildings                                      31,847                          31,847
  Furniture, fixtures and equipment               9,787                           9,787
                                              ----------     -----------      ---------
Subtotal investment properties                   47,115                          47,115
Less-accumulated depreciation and net
  realizable value reserve                      (13,841)                        (13,841)
                                              ----------     -----------      ---------
Investment properties, net                       33,274                          33,274
                                              ----------     -----------      ---------
Property held for sale, net                      14,366       $(14,366)(2)            0
Deferred tax asset                                4,000         (1,584)(4)        2,416
Note receivable, accrued interest and
fees                                                240                             240
Capitalized loan costs, net                         737            (23)(2)          714
Capitalized lease commissions and rent
  concessions, net                                  526            (12)(2)          514
                                              ----------     -----------      ---------
    Total assets                               $ 56,507       $ (8,750)         $47,757
                                              ----------     -----------      ---------
                                              ----------     -----------      ---------

                                      3

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Accounts payable                               $     520      $      (15)(3)    $   505
Accrued payroll, property and sales taxes            576            (315)(3)        261
Prepaid rent                                         248                            248
Accrued interest on debt                             214                            214
Income taxes payable                                  91           2,852 (4)      2,943
Amount due for tenant improvements                   150                            150
Other current liabilities                             25                             25
Tenant security deposits                             284                            284
Debt related to corporate, investment
  and hotel properties                            42,511         (12,764)(1)     29,747
Other debt related to equity investment
  in Rincon Center Associates                      2,940                          2,940
Deferred tax liability                            11,715          (2,064)(4)      9,651
                                              ----------     -----------      ---------
     Total liabilities                            59,274         (12,306)        46,968
                                              ----------     -----------      ---------
STOCKHOLDERS' EQUITY (DEFICIT)
Common stock $1,00 par value--
  Authorized--10,000,000 shares
  Issued--4,011,150                                4,011                          4,011
Paid-in-deficit                                  (10,222)                       (10,222)
Accumulated earnings                               3,591           3,556 (5)      7,147
Treasury stock, at cost--118,554 common
  shares at September 30, 1996                    (2,037)                        (2,037)
Warrants for common stock                          1,890                          1,890
                                              ----------     -----------      ---------
Total stockholders' equity (deficit)              (2,767)          3,556            789
                                              ----------     -----------      ---------
     Total liabilities and stockholders'
     equity (deficit)                            $56,507        $ (8,750)       $47,757
                                              ----------     -----------      ---------
                                              ----------     -----------      ---------

1. The pro forma increase in cash of $7,235,000 reflects the gross sales proceeds of $21,307,000 offset by (i) selling and other costs of $978,000,
    (ii) payoff of the remaining debt collateralizing the Radisson Suites Hotel ($12,764,000 of such debt was outstanding at September 30, 1996 for pro forma purposes), and (iii) approximately $330,000 of property taxes, assessments and other taxes paid in escrow closing.
2. These pro forma adjustments charge off the assets related to the Radisson Suites Hotel comprising property held for sale (land, buildings and furniture, fixtures, and equipment of $22,446,000, net of $8,080,000 of accumulated depreciation) and capitalized loan costs and lease commissions.
3. Elimination of security deposits and other liabilities assumed by the buyer.
4. Estimated pro forma reduction in deferred tax asset and liability resulting from the sale of the Radisson Suites Hotel and the pro forma accrual of income taxes payable as a result of the sale. Due to the hotel's low tax basis, the Registrant is evaluating whether or not to complete a tax deferred exchange which is not reflected in the pro forma adjustments.
5.  Includes the gain on the sale of the property estimated at $6,000,000.

ITEM 7 (b)

                           PACIFIC GATEWAY PROPERTIES, INC.
             PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME (LOSS)
                     FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                       (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                     (UNAUDITED)

                                              HISTORICAL     ADJUSTMENTS      PRO FORMA
                                              ----------     -----------      ---------
Investment Properties
    Rental revenues                             $ 8,419        $               $ 8,419
    Operating revenues                           (4,056)                        (4,056)
    Interest expense                             (2,169)                        (2,169)
    Depreciation and amortization                (1,899)                        (1,899)
                                              ----------                      ---------
    Investment properties income                    295                            295
Hotel Property
    Revenues                                      4,868         (4,868)(1)           0
    Operating Expenses                           (3,554)         3,554 (1)           0
    Interest Expense                               (276)           276 (1)           0
    Depreciation and amortization                     0              0 (1)           0
                                              ----------     -----------      ---------
    Hotel income                                  1,038         (1,038)              0
    General and administrative expenses          (1,266)                        (1,266)
Interest Income                                      76                             76
Other income, net                                   176              0             176
                                              ----------     -----------      ---------
Income (loss) before extraordinary items,
gain on sale and income taxes                       319         (1,038)           (719)
Income tax provision                             (4,800)        (1,957)         (6,757)
                                              ----------     -----------      ---------
Income (loss)before extraordinary
 items and gain on sale                          (4,481)        (2,995)         (7,476)
                                              ----------     -----------      ---------
                                              ----------     -----------      ---------
Income (loss) before extraordinary
    items and gain on sale, per share--
    Primary                                     $ (1.06)       $ (0.71)        $ (1.78)
                                              ----------     -----------      ---------
                                              ----------     -----------      ---------
    Fully diluted                               $ (1.06)       $ (0.71)        $ (1.78)
                                              ----------     -----------      ---------
                                              ----------     -----------      ---------
Weighted average common shares outstanding--
Primary and fully diluted                      4,208,196                      4,208,196
                                              ----------                      ---------
                                              ----------                      ---------

1. Elimination of operating activity due to sale of hotel. In connection with the sale of the Radisson Suites Hotel, the Registrant anticipates recording a gain of approximately $6,000,000 in the fourth quarter of 1996. Such gain is excluded from the pro forma consolidated condensed statement of income (loss).

2. In addition to the sale of the Radisson Suites Hotel, on April 4, 1996, the Registrant sold the Village Commons Shopping Center, located in West Palm Beach, Florida, to an unrelated party for $19,300,000. In connection with the Village Commons Shopping Center sale, the Registrant realized a gain for financial reporting purposes of $10,900,000 in the second quarter of 1996 (the gain is excluded from the pro forma financial statements). The operations of the Village Commons Shopping Center are reflected in the Registrant's historical financial statements through the date of sale and resulted in revenues exceeding the associated expenses of approximately $300,000 (reflected in investment properties income) for the period from January 1, 1996 to April 4, 1996.

ITEM 7 (b)

                           PACIFIC GATEWAY PROPERTIES, INC.
             PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME (LOSS)
                    FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995
                       (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                     (UNAUDITED)


                                              HISTORICAL     ADJUSTMENTS      PRO FORMA
                                              ----------     -----------      ---------
Investment Properties
    Rental revenues                            $ 12,200       $                $ 12,200
    Operating revenues                           (5,517)                         (5,517)
    Interest expense                             (3,355)                         (3,355)
    Depreciation and amortization                (2,581)                         (2,581)
                                              ----------                      ---------
    Investment properties income                    747                             747
Hotel Property:
    Revenues                                      7,009        (7,009)(1)             0
    Operating Expenses                           (4,697)        4,697 (1)             0
    Interest Expense                               (491)          491 (1)             0
    Depreciation and amortization                  (663)          663 (1)             0
                                              ----------     -----------      ---------
    Hotel income                                  1,158        (1,158)(1)             0
Equity in Partnership Loss
    Rincon Center Associates (RCA)               (4,090)                         (4,090)
Interest and fee expense, RCA                      (340)                           (340)
General and administrative expense               (1,476)                         (1,476)
Interest income                                      16                              16
Other income, net                                   (31)                            (31)
                                              ----------     -----------      ---------
Income loss before property expense              (4,016)       (1,158)           (5,174)
Provision for net realization                      (540)                           (540)
                                              ----------     -----------      ---------
Income (loss) before extraordinary items
gain on sale and income taxes                    (4,556)       (1,158)           (5,714)
Income tax benefit (provision)                    1,883        (1,909)              (26)
                                              ----------     -----------      ---------
Income (loss) before extraordinary items
and gain on sale                                 (2,673)       (3,067)           (5,740)
                                              ----------     -----------      ---------
                                              ----------     -----------      ---------
Income (loss) before extraordinary
    items and gain on sale, per share:
    Primary                                     $( 0.65)      $( 0.74)          $( 1.39)
                                              ----------     -----------      ---------
                                              ----------     -----------      ---------
    Fully diluted                               $( 0.65)      $( 0.74)          $( 1.39)
                                              ----------     -----------      ---------
                                              ----------     -----------      ---------
Weighted average common shares outstanding--
Primary and fully diluted                     4,124,082                       4,124,082
                                              ----------                      ---------
                                              ----------                      ---------


1. Elimination of operating activity due to sale of the Radisson Suites Hotel. In connection with the sale of the Radisson Suites Hotel, the Registrant anticipates recording a gain of approximately $6,000,000 in the fourth quarter of 1996. Such gain is excluded from the pro forma consolidated condensed statement of income (loss).

2. In addition to the sale of the Radisson Suites Hotel, on April 4, 1996, the Registrant sold the Village Commons Shopping Center, located in West Palm Beach, Florida, to an unrelated party for $19,300,000. In connection with the Village Commons Shopping Center sale, the Registrant realized a gain for financial reporting purposes of $10,900,000 in the second quarter of 1996 (the gain is excluded from the pro forma financial statements). The operations of the Village Commons Shopping Center are reflected in the Registrant's historical financial statements through the date of sale and resulted in revenues exceeding the associated expenses of approximately $279,000 (reflected in investment properties income) for the year ended December 31, 1995.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned there unto duly authorized.

    Dated:            December 24, 1996
                      -----------------

                      PACIFIC GATEWAY PROPERTIES, INC.
                             (Registrant)




                           Raymond V. Marino
                           ----------------------------------------
                           Raymond V. Marino
                           President and Chief Executive Officer



                           Felecia Vernon-Chancey
                           ----------------------------------------
                           Felecia Vernon-Chancey
                           Vice President and Controller
                           (Principal Financial and Accounting Officer)